Exhibit 99.1

RITE AID CORPORATION

7.5% Senior Secured Notes Due 2017

Underwriting Agreement

February 15, 2007

Citigroup Global Markets Inc.
  As Representative of the
  several Underwriters listed
  in Schedule I hereto
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Rite Aid Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as the representative (the “Representative”), $500,000,000 principal amount of its 7.5% Senior Secured Notes Due 2017 (including the guarantees thereof described herein, the “Securities”).  The Securities are to be issued under an indenture (the “Indenture”), to be dated as of February 21, 2007, among the Company, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).

The Subsidiary Guarantors shall provide a guarantee of the obligations under the Securities (the “Subsidiary Guarantees”) and shall grant to the holders of the Securities a shared second priority lien, subject to permitted liens, on the Collateral (as defined in the Security Documents (as defined below)) pursuant to the guarantee agreements, security agreements, intercreditor agreements and other similar agreements listed on Schedule IV hereto (collectively, the “Security Documents”).

For purposes of this Agreement, all references to Subsidiary Guarantors shall mean those entities set forth on Schedule V hereto; provided, however, that any such Subsidiary Guarantor shall cease to be a Subsidiary Guarantor under this Agreement at such time as such entity ceases to be a Subsidiary Guarantor under the Security Documents.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.             Registration Statement.  The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (file number 333-140537), on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Securities.  Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you.  The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b).  As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.  The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 13 hereof.

2.             Purchase of the Securities by the Underwriters.  (a)  The Company agrees to issue and sell the Securities to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule I hereto at a price equal to 98.00% of the principal amount thereof plus accrued interest, if any, from February 21, 2007 to the Closing Date (as defined below).

(b)           The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Final Prospectus.  The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c)           Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative, at the offices of Cravath, Swaine & Moore LLP at 10:00 A.M. New York City time on February 21, 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the

Representative and the Company may agree upon in writing.  The time and date of such payment for the Securities is referred to herein as the “Closing Date”.

Payment for the Securities to be purchased on the Closing Date shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Securities to be purchased on such date in definitive form registered in such names and in such denominations as the Representative shall request in writing not later than two full business days prior to the Closing Date with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The certificates for the Securities will be made available for inspection and packaging by the Representative at the office of Citigroup Global Markets Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3.             Representations and Warranties.  The Company and each of the Subsidiary Guarantors jointly and severally represent and warrant to each Underwriter that:

(a)           No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company and the Subsidiary Guarantors make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6(b) hereof.

(b)           The Company meets the requirements for using Form S-3 under the Act and would have met the requirements for using Form S-3 under the Act, as in effect prior to October 21, 1992, had such standards been in effect as of the date hereof.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose is pending or, to the best knowledge of the Company and the Subsidiary Guarantors, threatened by the Commission.  On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6(b) hereof.

(c)           (i) The Disclosure Package and (ii) any electronic road show, when taken together as a whole with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6(b) hereof.

(d)           (i) At the time of filing the Registration Statement and (ii) at the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was or is (as the case may be) a Well-Known Seasoned Issuer.  The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)           (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Act and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an ineligible issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(f)            Each Issuer Free Writing Prospectus other than the Pricing Term Sheet attached hereto as Schedule III does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6(b) hereof.

(g)           The Company is subject to and in compliance, in all material respects, with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.  The documents incorporated by reference in the Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents at the time of such filings or effectiveness contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Disclosure Package and the Final Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not at the time of such filing or effectiveness contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)           Neither the Company nor any of the Subsidiary Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i)            Neither the Company nor any of the Subsidiary Guarantors has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

(j)            Neither the Company nor any of the Subsidiary Guarantors has taken, directly or indirectly (it being understood that the Company and the Subsidiary Guarantors make no representations as to the activities of any Underwriter), any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company or of any Subsidiary Guarantor to facilitate the sale or resale of the Securities.

(k)           On the Closing Date, each of the Indenture and the Security Documents will conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.

(l)            On the Closing Date, the obligations of the Subsidiary Guarantors under the Subsidiary Guarantees in favor of the holders of Securities will be secured by valid and enforceable perfected second priority liens on the Collateral pursuant to the Security Documents for the benefit of holders of the Securities (the “Security Interests”), and the Collateral will be free and clear of all liens, except for the liens on the Collateral created or permitted by the Indenture and the Security Documents.  The Security Interests will be pari passu in all respects with the liens securing the Company’s 8.125% Senior Secured Notes due 2010, 9.5% Senior Secured Notes due 2011 and 7.5% Senior Secured Notes due 2015.

(m)          On the Closing Date, all filings, recordings, registrations and other actions necessary or desirable to preserve and protect the rights with respect to, and perfect and make valid and enforceable, the Security Interests under the Security Documents will have been taken and be in full force and effect.

(n)           Each of the Company and its subsidiaries has been duly incorporated or organized, is validly existing as a corporation or limited liability company and is in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(o)           The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectus and all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except for Rx USA, Inc., Rite Aid Lease Management Company and Read’s, Inc., all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(p)           The statements in the Preliminary Prospectus and the Final Prospectus under the headings “Certain United States Federal Tax Considerations for Non-United States Holders”, “Description of Secured Notes”, “Description of Unsecured Notes”, “Description of Other Indebtedness” and “Description of Collateral and Intercreditor Agreements” and in the Company’s annual report on Form 10-K for the fiscal year ended March 4, 2006 (the “2006 10-K”) under the headings “Business—Regulation” and “Legal Proceedings”, fairly summarize the matters therein described.

(q)           This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor; the Security Documents have been duly authorized and each constitute, or when executed and delivered by the Company and each Subsidiary Guarantor (to the extent stated therein to be a party thereto) will each constitute, a legal, valid and binding instrument enforceable against the Company and each Subsidiary Guarantor (to the extent a party thereto) in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect, to general principles of equity and to the fact that the enforceability of any rights to contribution or indemnification may be violative of public policy under applicable law, rule or regulation); the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company and each Subsidiary Guarantor, will constitute a legal, valid and binding instrument enforceable against the Company and each Subsidiary Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by the Company and each Subsidiary Guarantor and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) will constitute the legal, valid and binding obligations of the Company and each Subsidiary Guarantor entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity or good faith and fair dealing, regardless of whether in a proceeding at law or in equity).

(r)            No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture or the Security Documents (other than the filing of Uniform Commercial Code financing statements), except such as will be obtained under the Act and the Trust Indenture Act, the securities laws of any jurisdiction outside the U.S. in which the Securities are offered and such as may be required under the blue sky laws of any jurisdiction and the National Association of Securities Dealers Inc. in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein, in the Disclosure Package and in the Final Prospectus.

(s)           On the Closing Date, none of the execution and delivery of this Agreement or the Indenture, the issue and sale of the Securities, or the fulfillment of the terms hereof, thereof or of the Security Documents will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (other than the Security Interests) (i) the charter or by-laws of either of the Company or any subsidiary, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable, or (iii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect.

(t)            The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in the Preliminary Prospectus and the Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the summary financial data set forth under the caption “Summary Historical Consolidated Financial Data of Rite Aid” and the selected financial data set forth under the caption “Selected Historical Consolidated Financial Data of Rite Aid” in the Preliminary Prospectus and the Final Prospectus fairly present, on the basis stated in the Preliminary Prospectus and the Final Prospectus, the

information included therein.  The pro forma financial statements included in the Preliminary Prospectus and the Final Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Preliminary Prospectus and the Final Prospectus.  The pro forma financial statements included in the Preliminary Prospectus and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(u)           To the Company’s knowledge, without independent investigation, the historical consolidated financial statements of The Jean Coutu Group (PJC) USA, Inc. (“Jean Coutu USA”), together with the related schedules and notes, if any, included or incorporated by reference in the Preliminary Prospectus and the Final Prospectus comply as to form in all material respects with the requirements of the Act; the Company is not aware, without independent investigation, of any reason why such historical consolidated financial statements would not fairly present in all material respects the consolidated financial position of Jean Coutu USA at the respective dates indicated and the results of its operations and its cash flows for the respective periods indicated, in accordance with generally accepted accounting principles, except as otherwise expressly stated therein, as consistently applied throughout such periods; to the Company’s knowledge, without independent investigation, the summary financial data set forth under the caption “Summary Historical Consolidated Financial Data of Jean Coutu USA” and the selected financial data set forth under the caption “Selected Historical Consolidated Financial Data of Jean Coutu USA” in the Preliminary Prospectus and the Final Prospectus fairly present in all material respects, on the basis stated in the Preliminary Prospectus and the Final Prospectus, the information included therein.

(v)           No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company and the Subsidiary Guarantors, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Security Documents or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(w)          The Company and each of its subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as presently conducted, except where the failure to own or lease such property could not reasonably be expected to have a Material Adverse Effect.

(x)            Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any agreement or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable, except in the case of (ii) and (iii), such violation or default that could not reasonably by expected to have a Material Adverse Effect.

(y)           Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements of the Company included in or incorporated by reference in the Disclosure Package and the Final Prospectus, are, to the knowledge of the Company, independent public accountants with respect to the Company within the meaning of the Act.

(z)            There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the Representative Supplement No. 2 (the “Representative Supplement”), to be dated as of February 21, 2007, to the Collateral Trust and Intercreditor Agreement (as defined in Schedule IV hereto) (other than customary filing fees) or the issuance or sale by the Company of the Securities.

(aa)         The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(bb)         No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(cc)         The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, except where noncompliance could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew or replace its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(dd)         No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ee)         The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ff)           The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto); except as set forth in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto), neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg)         Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(hh)         The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package and the Final Prospectus to be conducted, except as otherwise referenced in the Disclosure Package and the Final Prospectus or where the failure to own, possess, license or have other rights to such Intellectual Property could not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation of a third party’s right in Intellectual Property (including any claim that the Company or any of its subsidiaries must license or refrain from using such Intellectual Property), which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)           The Company maintains, and has maintained during the periods covered by the financial statements of the Company included in or incorporated by reference in the Preliminary Prospectus and the Final Prospectus, disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are designed to provide reasonable assurance that information relating to the Company required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported with the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be so described is accumulated and communicated to the Company’s management, including its principal executive officer or officers, and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

(jj)           The Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) the Company’s financial records, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) transactions of the Company are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.  Except as described in, or incorporated by reference into, the Disclosure Package and the Final Prospectus, since the most recent audit of the effectiveness of the Company’s internal control over financial reporting, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

(kk)         To the Company’s knowledge, the operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll)           The Security Documents listed on Schedule IV hereto represent all of the guarantee agreements, security agreements, intercreditor agreements and other similar agreements necessary to effectuate the Subsidiary Guarantors’ guarantee of the obligations under the Securities and grant to the holders of the Securities a shared second priority lien on the Collateral, other than Uniform Commercial Code financing statements.

(mm)       Since June 27, 2001, neither the Company nor any Subsidiary Guarantor has taken any action or omitted to take any action, or entered into any agreement that resulted or would result in (i) the release or modification of any Security Interest granted under the Security Documents, other than in accordance with the terms of the Security Documents or (ii) any of the Security Documents failing to be in full force and effect.

Any certificate signed by any officer of the Company or any Subsidiary Guarantor and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or such Subsidiary Guarantor, as to matters covered thereby, to each Underwriter.

4.             Further Agreements.  The Company and each of the Subsidiary Guarantors jointly and severally covenant and agree with each Underwriter that:

(a)           The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.  The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and during the Prospectus Delivery Period (as defined below); and the Company will furnish copies of the Final Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

(b)           The Company will deliver, without charge, to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representative may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer (including delivery pursuant to Rule 172).

(c)           During the Prospectus Delivery Period, the Company will, before filing any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus, furnish to the Representative and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably object.

(d)           After filing the Registration Statement and during the Prospectus Delivery Period, the Company will advise the Representative promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed; (ii) when any supplement to the Final Prospectus or any amendment to the Final Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any notice objecting to the use of the Registration Statement or any order suspending its effectiveness or preventing or suspending the use of any Preliminary Prospectus or the Final Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such notice objecting to the use of the Registration Statement or order suspending its effectiveness, preventing or suspending the use of any Preliminary Prospectus or the Final Prospectus or suspending any such qualification of the Securities and, if any such objection or order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)           The Company will prepare a final term sheet, containing solely a description of the final terms of the Securities and the offering thereof, in the form approved by you and attached as Schedule III hereto and will file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(f)            If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(g)           If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Final Prospectus as may be necessary so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, be misleading or so that the Final Prospectus will comply with law.

(h)           The Company and each Subsidiary Guarantor agree that, unless it has or shall have obtained the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 4(e) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses listed in Schedule II hereto and any electronic road show.  Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus”.  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i)            The Company will qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or where it is not now so qualified, (ii) file any general consent to service of process in any such jurisdiction or (iii) take any action that would subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(j)            The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(k)           The Company will not offer, sell, contract to sell, grant any other option to purchase or otherwise dispose of, directly or indirectly, or announce the offering of, or file a registration statement for, any debt securities issued or guaranteed by the Company or any of its direct or indirect subsidiaries, or enter into any agreement to do any of the foregoing (other than (i) the Securities, (ii) the unsecured senior notes being offered by the Company concurrently with the offering of the Securities as described in the Disclosure Package and the Final Prospectus and (iii) up to $870,000,000 (or if the Company does not assume Jean Coutu USA’s 8.5% Senior Subordinated Notes due 2014 (the “Jean Coutu Notes”), up to $1,720,000,000) principal amount of debt securities issued in connection with the acquisition of Jean Coutu USA) for a period of 90 days from the date hereof without the prior written consent of the Representative. For the avoidance of doubt, nothing in this Section 4(k) shall restrict the Company from financing the proposed acquisition of Jean Coutu USA in the manner contemplated by the Disclosure Package, including, without limitation, entering into the Tranche 2 Term Loan Facility (as defined in the Disclosure Package) or assuming the Jean Coutu Notes.

(l)            The Company will apply the net proceeds from the sale of the Securities as described in the Final Prospectus under the heading “Use of Proceeds”.

(m)          The Company and the Subsidiary Guarantors will not take, directly or indirectly (it being understood that the Company and the Subsidiary Guarantors make no covenant or agreement as to the activities of any Underwriter), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.             Conditions to the Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Securities as provided herein is subject to the performance by the Company and the Subsidiary Guarantors of their covenants and other obligations hereunder and to the following additional conditions:

(a)           The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Act, such post-effective amendment) shall have become effective, and the Representative shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no notice objecting to the use of the Registration Statement shall have been issued, no order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for such purpose shall be pending before or threatened by the Commission; the Final Prospectus shall have been timely filed with the Commission under the Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(b)           The Representative shall have received an opinion, dated the Closing Date, of Robert B. Sari, Esq., general counsel for the Company, in form and substance satisfactory to the Representative, substantially in the form set forth in Exhibit A hereto or as otherwise agreed to by the parties hereto.

(c)           The Representative shall have received two opinions and a letter, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to the Representative, substantially in the forms set forth in Exhibits B, C and D hereto or as otherwise agreed to by the parties hereto.  Such counsel shall also furnish to the Underwriters opinions, dated the Closing Date, relating to the Security Interests, in form and substance satisfactory to the Underwriters, substantially in the forms set forth in Exhibits E and F hereto or as otherwise agreed to by the parties hereto.

(d)           The Representative shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Disclosure Package, the Final Prospectus (as amended or supplemented at the Closing Date) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e)           The Company shall have furnished to the Representative a certificate of the Company, signed by an executive officer of the Company and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package, the Final Prospectus, any amendment or supplement thereto and this Agreement and that:

(i)  the representations and warranties of the Company and each Subsidiary Guarantor in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and each Subsidiary Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)  since the date of the most recent financial statements of the Company included or incorporated by reference in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and

(iii)  to the knowledge of the Company and the Subsidiary Guarantors, without independent investigation, there has been no adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of Jean Coutu USA and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except in each case as set forth in or contemplated by the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto), that would, individually or in the aggregate, be considered material with respect to the Company and its Subsidiaries and Jean Coutu USA and its subsidiaries, taken as a combined entity.

(f)            On or prior to the Closing Date, each Security Document shall have been executed and delivered by the parties thereto and shall be in full force and effect and the obligations of the Subsidiary Guarantors in respect of the Securities shall be second priority debt obligations having the benefit of second priority security interests in the Second Priority Collateral (as defined in the Security Documents).

(g)           On or prior to the Closing Date, the Company and the Subsidiary Guarantors shall have caused to be delivered to the Second Priority Collateral Trustee (as defined in the Security Documents) evidence satisfactory to the Second Priority Collateral Trustee of the completion and effectiveness of all filings, recordings, registrations and other actions of the Security Documents, and such other financing statements and security documents, as may be necessary or, in the opinion of the Second Priority Collateral Trustee, desirable to perfect the second priority liens created, or intended to be created, by the Security Documents in favor of the holders of Securities.  All filing fees, taxes and other amounts payable in connection with such filings, recordings, registrations and other actions shall have been paid (unless such amounts payable are not accepted at the time of such filing, recording, registration or other action and are otherwise billed to the Company) and the Second Priority Collateral Trustee and the Representative shall have received evidence satisfactory to them of such filings, recordings, registrations and other actions and payments.

(h)           On the date of this Agreement and on the Closing Date, the Company shall have requested and caused Deloitte & Touche LLP to furnish to the Representative letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Company within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

(i)  in their opinion the audited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii)  on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with the standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the thirty-nine week period ended December 2, 2006, and as at December 2, 2006; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit, executive and compensation committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 2, 2006, nothing came to their attention which caused them to believe that:

(1)  any unaudited financial statements of the Company included or incorporated by reference in the Preliminary Prospectus and the Final Prospectus do not comply as to form with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus;

(2)  with respect to the period subsequent to December 2, 2006, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt less current maturities of the Company and its subsidiaries or common stock of the Company or increases in the stockholders’ deficit of the Company as compared with the amounts shown on the December 2, 2006 consolidated balance sheet included or incorporated in the Preliminary Prospectus and the Final Prospectus, or for the period from December 3, 2006 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, increases in net loss or loss from continuing operations before income taxes and cumulative effect of accounting change or in net loss per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; or

(3)  the information included in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the disclosure requirements of Regulation S-K; and

(iii)  they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Preliminary Prospectus and the Final Prospectus, including the information set forth under the captions “Summary”, “Summary Historical Consolidated Financial Data of Rite Aid”, “Risk Factors”, “Use of Proceeds”, “Capitalization”, “Ratio of Earnings to Fixed Charges”, “Selected Historical Consolidated Financial Data of Rite Aid”, “Rite Aid’s Management Discussion and Analysis of Financial Condition and Results of Operations”, “Business”, “Description of Other Indebtedness”, “Description of Collateral and Intercreditor Agreements”, “Description of Secured Notes”, and “Description of Unsecured Notes”, and set forth in the 2006 10-K, including the information set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Business” and “Selected Financial Data”, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

(iv)  on the basis of a reading of the unaudited pro forma financial statements included or incorporated by reference in the Preliminary Prospectus and the Final Prospectus (the “pro forma financial statements”); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

(i)            On the date of this Agreement and on the Closing Date, the Company shall have requested and caused Deloitte & Touche LLP to furnish to the Representative letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to Jean Coutu USA within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

(i)  in their opinion the audited financial statements and financial statement schedules of Jean Coutu USA included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii)  on the basis of a reading of the latest unaudited financial statements made available by Jean Coutu USA and its subsidiaries; their limited review, in accordance with the standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the twenty-six week period ended November 25, 2006, and as at November 25, 2006; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit, executive and compensation committees of Jean Coutu USA and its subsidiaries; and inquiries of certain officials of Jean Coutu USA who have responsibility for financial and accounting matters of Jean Coutu USA as to transactions and events subsequent to November 25, 2006, nothing came to their attention which caused them to believe that any unaudited financial statements of Jean Coutu USA included or incorporated by reference in the Preliminary Prospectus and the Final Prospectus do not comply as to form with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus; with respect to the period subsequent to November 25, 2006, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt or capital stock of Jean Coutu USA or decreases in the stockholders’ equity of Jean Coutu USA as compared with the amounts shown on the November 25, 2006 consolidated balance sheet included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus, or for the period from November 26, 2006 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues or income from continuing operations before income taxes or in total or per share amounts of net income of Jean Coutu USA and its subsidiaries, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

(iii)  they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Jean Coutu USA and its subsidiaries) set forth in the Preliminary Prospectus and the Final Prospectus  agrees with the accounting records of Jean Coutu USA and its subsidiaries, excluding any questions of legal interpretation.

References to the Final Prospectus in Sections 5(h) and 5(i) include any amendment or supplement thereto at the date of the applicable letter.

(j)            Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been, other than any repurchase of indebtedness, (i) any change or decrease specified in the letter or letters referred to in paragraphs (h) and (i) of this Section 5; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(k)           The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD and shall be eligible for clearance and settlement through The Depository Trust Company.

(l)            Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), any notice given of any intended or potential decrease in any such rating (including notice of an adverse change in the outlook for such rating) or of a possible change in any such rating that does not indicate the direction of the possible change.

(m)          On or prior to the Closing Date, the Representative Supplement shall have been duly executed and delivered by the Second Priority Collateral Trustee, Senior Collateral Agent and Trustee (as such terms are defined in the Security Documents), and all of the conditions to the Trustee becoming a party to the Collateral Trust and Intercreditor Agreement shall have been satisfied.

(n)           No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(o)           The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company in its jurisdiction of organization in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

(p)           Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(q)           The Company’s issuance and sale to the Underwriters of $500,000,000 of its 8.625% Senior Notes due 2015 shall have been consummated substantially simultaneously with the issuance and sale of Securities, as contemplated by the Disclosure Package, unless the underwriting agreement entered into in relation to such offerings is terminated pursuant to Section 9(c) thereof.

If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

6.             Indemnification and Contribution.

(a)           Indemnification of the Underwriters.  The Company and each of the Subsidiary Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.  Without limitation of and in addition to their obligations under the other paragraphs of this Section 6, the Company and each of the Subsidiary Guarantors jointly and severally agree to indemnify and hold harmless Barclays Capital Inc. (the “Independent Underwriter”), its affiliates, directors and officers and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon the Independent Underwriter’s acting as a “qualified independent underwriter” (within the meaning of NASD, Inc. Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Subsidiary Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability results from (i) the gross negligence or willful misconduct of the Independent Underwriter or (ii) the failure of the Independent Underwriter to meet the requirements under NASD Conduct Rule 2720 to act in that capacity.

(b)           Indemnification of the Company.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information contained in the tenth, eleventh and twelfth paragraphs under the caption “Underwriting” and, in the Preliminary Prospectus only, the information contained in the thirteenth paragraph under the caption “Underwriting”.

(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing of the commencement of such suit, action, claim or demand; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person; (iii) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; or (iv) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by Citigroup Global Markets Inc. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Final Prospectus, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability.  The Company, each of the Subsidiary Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7.             Effectiveness of Agreement.  This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Representative of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

8.             Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Final Prospectus.

9.             Defaulting Underwriter.  (a)  If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Final Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Final Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date does not exceed one-tenth of the aggregate principal amount of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date exceeds one-tenth of the aggregate principal amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10.           Payment of Expenses.  (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Subsidiary Guarantors will pay or cause to be paid all costs and expenses incident to the performance of their obligations hereunder, including without limitation, (i) the preparation of the Indenture and the Security Documents, the issuance of the Securities, the recording and perfection of security interests pursuant to the Security Documents and the fees of the Trustee and the collateral agents and trustees under the Security Documents (other than the legal fees and expenses of counsel to the Underwriters in connection with the foregoing); (ii) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) admitting the Securities for trading in The Portal Market of the NASD; (viii) the transportation and other expenses incurred by or on behalf of Company representative in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company and the Subsidiary Guarantors of its and their obligations hereunder, under the Indenture and the Security Documents.

(b)           If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Subsidiary Guarantors agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

11.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 6 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

12.           Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Subsidiary Guarantors and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Subsidiary Guarantors or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Subsidiary Guarantors or the Underwriters.

13.           Certain Defined Terms.  For purposes of this Agreement, the following terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“affiliate” has the meaning set forth in Rule 405 under the Act, except where otherwise expressly provided.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1 above contained in the Registration Statement at the Execution Time.

“business day” means any day other than a day on which banks are permitted or required to be closed in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1 above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1 above, including exhibits, financial statements and documents incorporated by reference therein and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433”, “Rule 456” and “Rule 457” refer to such rules under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

“subsidiary” has the meaning set forth in Rule 405 under the Act.

14.           Miscellaneous.  (a)  Authority of the Representative.  Any action by the Underwriters hereunder may be taken by Citigroup Global Markets Inc. on behalf of the

Underwriters, and any such action taken by Citigroup Global Markets Inc. shall be binding upon the Underwriters.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representative c/o Citigroup Global Markets Inc. General Counsel, 388 Greenwich Street, New York, New York 10013 (fax: (212) 816-7912); Attention: General Counsel.  Notices to the Company or the Subsidiary Guarantors shall be given to them at Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, (fax: (717) 760-7867); Attention: Robert B. Sari, Esq.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)            Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

15.           Absence of Fiduciary Relationships.  The Company and each Subsidiary Guarantor acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company and the Subsidiary Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or the Subsidiary Guarantors.  Additionally, neither the Representative nor any other Underwriter (solely in their capacity as such) is advising the Company or the Subsidiary Guarantors as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction in connection with the offering of Securities contemplated hereby.  In connection with the offering of Securities contemplated hereby, the Company and the Subsidiary Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Subsidiary Guarantors with respect thereto, except as otherwise set forth herein. Any review by the Underwriters of the Company or the Subsidiary Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Subsidiary Guarantors.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

RITE AID CORPORATION,

by
/s/ Robert B. Sari
Name: Robert B. Sari
Title: Exec. Vice President and General Counsel

Each of the Subsidiary
Guarantors listed on
Schedule V hereto,

by
/s/ Robert B. Sari
Name: Robert B. Sari
Title: Authorized Signatory

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

By
/s/ Barbara Matas
Name: Barbara Matas
Title: Managing Director

For themselves and on behalf of the other
several Underwriters, if any, listed
in Schedule I.

SCHEDULE I

Underwriter	Principal Amount of Securities to be Purchased
Citigroup Global Markets Inc.	$446,470,588.24
Wachovia Capital Markets, LLC	50,000,000.00
Barclays Capital Inc.	3,529,411.76
Total	$500,000,000.00